Exhibit 10.36

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of March 18, 2016, by and between CANNASYS, INC., a Nevada corporation, with headquarters located at 1350 17th Street, Suite 150, Denver, CO (the "Company"), and KODIAK CAPITAL GROUP, LLC, a Delaware limited liability company, with its address at 260 Newport Center Drive, Newport Beach, CA 92660 (the "Buyer").

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act").

B. Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, two 12% convertible promissory notes of the Company, in the forms attached hereto as Exhibit A and Exhibit B, in the aggregate principal amount of $100,000, with the first note being in the amount of $50,000 (the "First Note") and the second note being in the amount of $50,000 (the "Second Note"). The First Note and the Second Note, together with any note issued in replacement thereof, the "Notes." Each Note is convertible into shares of common stock, $0.001 par value per share, of the Company (the "Conversion Shares"), upon the terms and subject to the limitations and conditions set forth in such Note. The First Note shall be paid for by the Buyer as set forth herein. The Second Note shall initially be paid for by the issuance of an offsetting $50,000 secured note issued to the Company by the Buyer ("Buyer Note"), a copy of which is attached hereto as Exhibit C, provided that prior to conversion of the Second Note, the Buyer must have paid off the Buyer Note in cash such that the Second Note may not be converted until it has been paid for in cash.

NOW THEREFORE, the Company and the Buyer severally (and not jointly) hereby agree as follows:

1. Purchase and Sale of Notes.

a. Purchase of Notes. On each Closing Date (as defined below), the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company, the principal amounts of Notes as set forth immediately below the Buyer's name on the signature pages hereto.

b. Form of Payment. On each Closing Date (as defined below): (i) the Buyer shall pay the purchase price for the Note to be issued and sold to it at the Closing (as defined below) (the "Purchase Price") by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of the Note in the principal amount equal to the Purchase Price as set forth immediately below the Buyer's name on the signature pages hereto; and (ii) the Company shall deliver such duly executed Note on behalf of the Company, to the Buyer, against delivery of the Purchase Price.

c. Closing Date. Each closing of the purchase and sale of a Note as contemplated by this Agreement (the "Closing") shall occur on a mutually agreed upon time and date ("Closing Date"), and at such location as may be agreed to by the parties. Subsequent Closings shall occur when the Buyer Note is repaid. The Closing of the Second Note shall be on or before the dates specified in the Buyer Note.

2. Buyer's Representations and Warranties. The Buyer represents and warrants to the Company that:

a. Investment Purpose. As of the date hereof, the Buyer is purchasing the Notes and the Conversion Shares, collectively with the Note, the "Securities," for its own account and not with a present view to, or resale in connection with, any distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D (an "Accredited Investor").

c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws, and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments, and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d. Information. The Buyer and its advisors, if any, have been, and for so long as the Notes remain outstanding will continue to be, furnished with all materials relating to the business, finances, and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been, and for so long as the Notes remain outstanding will continue to be, afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend, or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk. The Buyer is not aware of any facts that may constitute a breach of any of the Company's representations and warranties made herein.

e. Governmental Review. The Buyer understands that no United States federal or state agency or any other governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. Transfer or Resale. The Buyer understands that: (i) the sale or resale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless: (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act; (b) the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance, and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company; (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor; (d) the Securities are sold pursuant to Rule 144; or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) ("Regulation S"), and the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance, and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

g. Legends. The Buyer understands that the Notes and, until such time as the Conversion Shares have been registered under the 1933 Act may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act), or under the securities laws of any state. These securities are "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. The securities have been acquired for investment and may not be sold or transferred without complying with Rule 144 in the absence of an effective registration or an available exemption from registration under the Securities Act and applicable state statutes.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws: (i) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold; or (ii) such holder provides the Company with an opinion of counsel, in form, substance, and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Buyer agrees to sell all Securities, including those represented by a certificate from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Company does not accept the opinion of counsel provided by the Buyer respecting the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, within three business days, it will be considered an event of default under the Notes.

h. Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

i. Organization and Qualification. The Buyer is a limited liability company duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is organized, with full power and requisite authority to own, lease, use, and operate its properties and to carry on its business as and where now owned, leased, used, operated, and conducted.

3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer that:

a. Organization and Qualification. The Company and each of its subsidiaries, if any, is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use, and operate its properties and to carry on its business as and where now owned, leased, used, operated, and conducted.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Notes, and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof; (ii) the execution and delivery of this Agreement and the Notes by the Company, and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Notes and the issuance and reservation for issuance of the Conversion Shares), have been duly authorized by the Company's Board of Directors, and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required; (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly; and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Notes, each of such instruments will constitute, legal, valid, and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

c. Issuance of Shares. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Notes in accordance with their respective terms, will be validly issued, fully paid, and nonassessable, and free from all taxes, liens, claims, and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

d. Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to its common stock upon the issuance of the Conversion Shares. The Company further acknowledges that its obligation to issue the Conversion Shares in accordance with this Agreement and the Notes is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

e. No Conflicts. The execution, delivery, and performance of this Agreement and the Notes by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not: (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or Bylaws; or (ii) violate or conflict with, result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment, or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations, and violations as would not, individually or in the aggregate, have a material adverse effect). All consents, authorizations, orders, filings, and registrations that the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the OTCQB marketplace (the "OTCQB") and does not reasonably anticipate that its common stock will be delisted by the OTCQB in the foreseeable future, nor are the Company's securities "chilled" by DTC. The Company and its subsidiaries are unaware of any facts or circumstances that might give rise to any of the foregoing.

f. Absence of Litigation. Except as disclosed in the Company's public filings, there is no action, suit, claim, proceeding, inquiry, or investigation before or by any court, public board, government agency, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, or their officers or directors in their capacity as such, that could have a material adverse effect. Schedule 3(f) contains a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its subsidiaries, without regard to whether it would have a material adverse effect. The Company and its subsidiaries are unaware of any facts or circumstances that might give rise to any of the foregoing.

g. Acknowledgment Regarding Buyer's Purchase of the Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm's-length purchaser respecting this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) respecting this Agreement and the transactions contemplated hereby, and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer's purchase of the Securities. The Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

h. No Integrated Offering. Neither the Company nor any of its affiliates or any person acting on its or their behalf has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company's securities (past, current, or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

i. Title to Property. The Company and its subsidiaries have good and marketable title to all personal property owned by them that is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, and defects, except such as are described in Schedule 3(i) or such as would not have a material adverse effect. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting, and enforceable leases with such exceptions as would not have a material adverse effect.

j. Breach of Representations and Warranties by the Company. If the Company breaches any of the representations or warranties set forth in this Section 3, in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an event of default under the Notes.

4. Covenants.

a. Expenses. At the Closing, the Company shall reimburse Buyer for expenses incurred by it in connection with the negotiation, preparation, execution, delivery, and performance of this Agreement and the other agreements to be executed in connection herewith ("Documents"), including, without limitation, reasonable attorneys' and consultants' fees and expenses, transfer agent fees, fees for stock quotation services, fees relating to any amendments or modifications of the Documents or any consents or waivers of provisions in the Documents, fees for the preparation of opinions of counsel, escrow fees, and costs of restructuring the transactions contemplated by the Documents. When possible, the Company must pay these fees directly, otherwise the Company must make immediate payment for reimbursement to the Buyer for all fees and expenses immediately upon written notice by the Buyer or the submission of an invoice by the Buyer. The Company's obligation to reimburse Buyer's expenses shall not exceed $15,000 (and same amount for the Second Note), which shall be deducted from each Note when cash funded.

b. Listing. The Company shall promptly secure the listing of the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of its common stock are then listed (subject to official notice of issuance) and, so long as the Buyer owns any of the Securities, Company shall maintain, so long as any other shares of common stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Notes. The Company will obtain and, so long as the Buyer owns any of the Securities, maintain the listing and trading of its common stock on the OTCQB or any equivalent replacement market, the Nasdaq stock market ("Nasdaq"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing, and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority, Inc. ("FINRA") and such exchanges, as applicable. The Company shall promptly provide to the Buyer copies of any notices it receives from the OTCQB and any other markets on which its common stock is then listed regarding the continued eligibility of its common stock for listing on such markets.

c. Corporate Existence. So long as the Buyer beneficially owns any Note, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction: (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith; and (ii) is a publicly traded corporation whose common stock is listed for trading on the OTCQB, Nasdaq, NYSE, or AMEX.

d. No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

e. Breach of Covenants. If the Company breaches any of the covenants set forth in this Section 4, in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an event of default under the Note.

5. Governing Law; Miscellaneous.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of California without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of California or in the federal courts located in that state and the county of Orange County. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Buyer waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action, or proceeding in connection with this Agreement or any other Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b. Counterparts; Signatures by Facsimile. This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original but both of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties respecting the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant, or undertaking respecting such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by both parties.

f. Notices. Any notice, demand, request, or other communication permitted or required under this Agreement shall be in writing and shall be deemed to have been given as of the date so delivered, if personally delivered; as of the date so sent, if sent by electronic mail and receipt is acknowledged by the recipient; one day after the date so sent, if delivered by overnight courier service; or three days after the date so mailed, if mailed by certified mail, return receipt requested, addressed as follows:

If to the Company, to:

CannaSys, Inc.
1350 17th Street, Suite 150
Denver, CO 80202
Email: michael.tew@cannasys.com

If to the Buyer, to:

Kodiak Capital Group, LLC
260 Newport Center Drive
Newport Beach, CA 92660
Email: ryan@kodiakfunds.com

Each party shall provide notice to the other party of any change in address.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, the Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from the Buyer or to any of its "affiliates," as that term is defined under the Securities Exchange Act of 1934, as amended, without the consent of the Company.

h. Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all of its officers, directors, employees, and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties, and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees that, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, the Buyer shall be entitled, in addition to all other available remedies at law or in equity and the penalties assessable herein, to an injunction or injunctions restraining, preventing, or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

CANNASYS, INC.

By:	/s/ Michael A. Tew
Name:	Michael A. Tew
Its:	Chief Executive Officer

KODIAK CAPITAL GROUP, LLC.

By:	/s/ Ryan Hodson
Name:	Ryan Hodson
Its:	CEO and Portfolio Manager

AGGREGATE SUBSCRIPTION AMOUNT:

FIRST NOTE: $50,000.00 less $15,000.00 in expenses
SECOND NOTE: $50,000.00 less $15,000.00 in expenses

First Note	Exhibit A

THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT").

$50,000
CANNASYS, INC.
12% CONVERTIBLE REDEEMABLE PROMISSORY NOTE
ISSUE DATE: MARCH 18, 2016
MATURITY DATE: MARCH 18, 2017

FOR VALUE RECEIVED, CANNASYS, INC. (the "Company") promises to pay to the order of KODIAK CAPITAL GROUP, LLC and its authorized successors and permitted assigns ("Holder"), the aggregate principal face amount of FIFTY THOUSAND DOLLARS ($50,000) on March 18, 2017 ("Maturity Date"), and to pay interest on the principal amount outstanding hereunder at the rate of 12% per annum commencing on March 18, 2016. Principal of, and interest on, this Note will be paid to the Holder in whose name this Note is registered on the records of the Company, initially payable to Holder at 260 Newport Center Drive, Newport Beach, CA 92660, and if changed, at the address last appearing on the records of the Company as designated in writing by the Holder from time to time. The Company will pay interest and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder by check or wire transfer. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer. Interest shall be payable in the Company's common stock pursuant to paragraph 4(b) herein.

This Note is subject to the following additional provisions:

1. This Note is exchangeable for an equal aggregate principal amount of notes of different authorized denominations as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

2. The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3. This Note may be transferred or exchanged only in compliance with the 1933 Act and applicable state securities laws. Any attempted transfer to a nonqualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's records as the owner hereof for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder electing to exercise the right of conversion set forth in Section 4(a) hereof, and any prospective transferee of this Note, in addition to the requirements set forth in Section 4(a) is also required to give the Company written confirmation that this Note is being converted ("Notice of Conversion"), in the form annexed hereto as Exhibit A. The date of receipt of such Notice of Conversion shall be the Conversion Date.

First Note	Exhibit A

4.

(a) The Holder is entitled, at its option, at any time after 180 days after the Issue Date, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company's common stock (the "Conversion Shares"), without restrictive legend of any nature, at a price ("Conversion Price") for each Conversion Share equal to 50% of the lowest closing bid price of the Company's common stock as reported on the OTCQB marketplace upon which the Company's common stock is traded or any market upon which the common stock may be traded in the future ("Exchange"), for the 30 prior trading days including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price). If the Conversion Shares have not been delivered within three business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the Conversion Shares to the Holder within three business days of receipt by the Company of the Notice of Conversion. Once the Holder has received such Conversion Shares, the Holder shall surrender this Note to the Company, executed by the Holder evidencing such Holder's intention to convert this Note or a specified portion hereof, and accompanied by proper assignment hereof in blank. Accrued, but unpaid, interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. In the event the Company experiences a DTC "Chill" on its common stock, the Conversion Price shall be decreased to 25% instead of 50% while that Chill is in effect.

(b) Interest on any unpaid principal balance of this Note shall be paid at the rate of 12% per annum. Interest shall be paid by the Company in Conversion Shares. Holder may, at any time, send in a Notice of Conversion to the Company for Conversion Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Conversion Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

(c) This Note may be prepaid within 180 days after the Issue Date at 150% of the face amount plus any accrued interest. This Note may not be prepaid after the 180th day. Such redemption must be closed and funded within three days of giving notice of redemption or the right to redeem shall be null and void. Notwithstanding the above, this Note may be paid in full on or 10 business days prior to the Maturity Date by paying the original principal amount of this Note (or the principal amount then owing) plus any accrued and unpaid interest through the payment date.

(d) Upon: (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions; (ii) a reclassification, capital reorganization, or other change or exchange of outstanding shares of the Company's common stock, other than a forward or reverse stock split or stock dividend; or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion, or exchange of outstanding shares of the Company's common stock solely into shares of common stock) (each of items (i), (ii), and (iii) being referred to as a "Sale Event"), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into Conversion Shares immediately prior to such Sale Event at the Conversion Price.

First Note	Exhibit A

(e) In case of any Sale Event (not to include a sale of all or substantially all of the Company's assets) in connection with which this Note is not redeemed or converted, the Company shall cause an effective provision to be made to allow the Holder of this Note the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of Conversion Shares that could have been issued upon conversion of the Note and at the same Conversion Price defined in this Note immediately prior to such Sale Event. The foregoing shall similarly apply to successive Sale Events. If the consideration received by the holders of the Company's common stock is other than cash, the value shall be as determined by the board of directors of the Company or successor person or entity acting in good faith.

5. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, rate, and in the form, herein prescribed.

6. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees and expenses, that may be incurred by the Holder in collecting any amount due under this Note.

8. If one or more of the following described "Events of Default" shall occur:

(a) the Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company;

(b) any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, or the Securities Purchase Agreement under which this Note was issued, shall be false or misleading in any respect;

(c) the Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement, or obligation of the Company under this Note or any other note issued to the Holder;

(d) the Company shall: (i) become insolvent; (ii) admit in writing its inability to pay its debts generally as they mature; (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (iv) apply for or consent to the appointment of a trustee, liquidator, or receiver for its or for a substantial part of its property or business; (v) file a petition for bankruptcy relief, consent to the filing of such petition, or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable;

(e) a trustee, liquidator, or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within 60 days after such appointment;

First Note	Exhibit A

(f) any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company;

(g) one or more money judgments, writs or warrants of attachment, or similar process, in excess of $25,000 in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded, or unstayed for a period of 15 days or in any event later than five days prior to the date of any proposed sale thereunder;

(h) the Company shall have defaulted on or breached any term of any other note or similar debt instrument into which the Company has entered and failed to cure such default within the appropriate grace period;

(i) the Company shall have its common stock delisted from a market (including the OTCQB marketplace) or, if the common stock trades on an Exchange, then trading in the common stock shall be suspended for more than 10 consecutive days;

(j) if a majority of the members of the board of directors of the Company on the date hereof are no longer serving as members of the Board;

(k) the Company shall not deliver to the Holder the Conversion Shares pursuant to Section 4 herein, without restrictive legend, within three business days of its receipt of a Notice of Conversion;

(l) the Company shall not replenish the reserve set forth in Section 12, within three business days of the request of the Holder;

(m) the Company shall not be "current" in its filings with the U.S. Securities and Exchange Commission; or

(n) the Company shall lose the "bid" price for its stock and a market (including the OTCQB marketplace or other Exchange);

then, or at any time thereafter, unless cured within 10 days, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest, or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall accrue at a default interest rate of 25% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. In the event of a breach of Section 8(k) and the Conversion Shares are not issued within three days, the penalty shall be $1,000 per day beginning on the 4th day after the Conversion Notice was delivered to the Company. This penalty shall increase to $2,000 per day beginning on the 10th day. The penalty for a breach of Section 8(n) shall be an increase of the outstanding principal amounts by 200%. In case of a breach of Section 8(i), the outstanding principal due under this Note shall increase by 200%. If this Note is not paid on or within 10 business days of the Maturity Date, the outstanding principal due under this Note shall increase by 200%.

First Note	Exhibit A

If the Holder shall commence and prevail in an action or proceeding to enforce any provisions of this Note, the Holder shall be reimbursed by the Company for its attorneys' fees and other costs and expenses incurred in the investigation, preparation, and prosecution of such action or proceeding.

9. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10. Neither this Note nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the Company and the Holder.

11. The Company represents that it is not a "shell" issuer and has never been a "shell" issuer or that if it previously has been a "shell" issuer, that at least 12 months have passed since the Company has reported Form 10 type information indicating it is no longer a "shell" issuer. The Company will instruct its counsel to write a Rule 144-3(a)(9) opinion to allow for salability of the Conversion Shares or accept such an opinion from Holder's counsel.

12. The Company shall issue irrevocable transfer agent instructions reserving 1,000,000 shares of its common stock for conversion under this Note (the "Share Reserve"). The Share Reserve shall be replenished as needed to allow for conversions of this Note. Upon full conversion of this Note, any shares remaining shall be released from the Share Reserve. The Company shall pay all costs associated with issuing and delivering the Conversion Shares.

13. The Company will give the Holder direct notice of any corporate actions, including name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

14. This Note shall be governed by and construed in accordance with the laws of California applicable to contracts made and wholly to be performed within the state of California and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the state of California. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

Dated: March 18, 2016

CANNASYS, INC.

By: /s/ Michael A. Tew
Michael A. Tew, Chief Executive Officer

First Note	Exhibit A
EXHIBIT A

NOTICE OF CONVERSION

(to be executed by the registered holder in order to convert the note)

The undersigned hereby irrevocably elects to convert $___________ of the above Note into _________ shares of common stock of Cannasys, Inc. ("Conversion Shares") according to the conditions set forth in such Note, as of the date written below. If the Conversion Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion:

Applicable Conversion Price:

Signature:

Shares are to be registered in the following name:

Name:

Address:

EIN:

Shares are to be sent to the following account:

Account Name:

Address:

Second Note (Backend)	Exhibit B

THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT")

$50,000
CANNASYS, INC.
ISSUE DATE: MARCH 18, 2016
12% CONVERTIBLE REDEEMABLE PROMISSORY NOTE
MATURITY DATE: MARCH 18, 2017

FOR VALUE RECEIVED, CANNASYS, INC. (the "Company") promises to pay to the order of KODIAK CAPITAL GROUP, LLC and its authorized successors and permitted assigns ("Holder"), the aggregate principal face amount of FIFTY THOUSAND DOLLARS ($50,000) on March 18, 2017 ("Maturity Date"), and to pay interest on the principal amount outstanding hereunder at the rate of 12% per annum commencing on March 18, 2016. Principal of, and interest on, this Note will be paid to the Holder in whose name this Note is registered on the records of the Company, initially payable to Holder at 260 Newport Center Drive, Newport Beach, CA 92660, and if changed, at the address last appearing on the records of the Company as designated in writing by the Holder from time to time. The Company will pay interest and the outstanding principal due upon this Note before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder by check or wire transfer. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer. Interest shall be payable in the Company's common stock pursuant to paragraph 4(b) herein.

This Note is subject to the terms and conditions of the Securities Purchase Agreement between the Company and Holder (the "SPA") and the payment in full by Holder of the Buyer Note (as defined in the SPA). On payment of the Buyer Note in full, this Note is subject to the following additional provisions:

1. This Note is exchangeable for an equal aggregate principal amount of notes of different authorized denominations as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

2. The Company shall be entitled to withhold from all payments any amounts required to be withheld under applicable laws.

3. This Note may be transferred or exchanged only in compliance with the 1933 Act and applicable state securities laws. Any attempted transfer to a nonqualifying party shall be treated by the Company as void. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's records as the owner hereof for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder electing to exercise the right of conversion set forth in Section 4(a) hereof, and any prospective transferee of this Note, in addition to the requirements set forth in Section 4(a) is also required to give the Company written confirmation that this Note is being converted ("Notice of Conversion"), in the form annexed hereto as Exhibit A. The date of receipt of such Notice of Conversion shall be the Conversion Date.

Second Note (Backend)	Exhibit B
4.

(a) The Holder is entitled, at its option, at any time after 180 days after the Issue Date, to convert all or any amount of the principal face amount of this Note then outstanding into shares of the Company's common stock (the "Conversion Shares"), without restrictive legend of any nature, at a price ("Conversion Price") for each Conversion Share equal to 50% of the lowest closing bid price of the Company's common stock as reported on the OTCQB marketplace upon which the Company's common stock is traded or any market upon which the common stock may be traded in the future ("Exchange"), for the 30 prior trading days including the day upon which a Notice of Conversion is received by the Company (provided such Notice of Conversion is delivered to the Company after 4 P.M. Eastern Standard or Daylight Savings Time if the Holder wishes to include the same day closing price). If the Conversion Shares have not been delivered within three business days, the Notice of Conversion may be rescinded. Such conversion shall be effectuated by the Company delivering the Conversion Shares to the Holder within three business days of receipt by the Company of the Notice of Conversion. Once the Holder has received such Conversion Shares, the Holder shall surrender this Note to the Company, executed by the Holder evidencing such Holder's intention to convert this Note or a specified portion hereof, and accompanied by proper assignment hereof in blank. Accrued, but unpaid, interest shall be subject to conversion. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. In the event the Company experiences a DTC "Chill" on its common stock, the Conversion Price shall be decreased to 25% instead of 50% while that Chill is in effect.

(b) Interest on any unpaid principal balance of this Note shall be paid at the rate of 12% per annum. Interest shall be paid by the Company in Conversion Shares. Holder may, at any time, send in a Notice of Conversion to the Company for Conversion Shares based on the formula provided in Section 4(a) above. The dollar amount converted into Conversion Shares shall be all or a portion of the accrued interest calculated on the unpaid principal balance of this Note to the date of such notice.

(c) This Note may be prepaid within 180 days after the Issue Date at 150% of the face amount plus any accrued interest. This Note may not be prepaid after the 180th day. Such redemption must be closed and funded within three days of giving notice of redemption or the right to redeem shall be null and void. Notwithstanding the above, this Note may be paid in full on or 10 business days prior to the Maturity Date by paying the original principal amount of this Note (or the principal amount then owing) plus any accrued and unpaid interest through the payment date.

(d) Upon: (i) a transfer of all or substantially all of the assets of the Company to any person in a single transaction or series of related transactions; (ii) a reclassification, capital reorganization, or other change or exchange of outstanding shares of the Company's common stock, other than a forward or reverse stock split or stock dividend; or (iii) any consolidation or merger of the Company with or into another person or entity in which the Company is not the surviving entity (other than a merger effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of the Company's common stock solely into shares of common stock) (each of items (i), (ii), and (iii) being referred to as a "Sale Event"), then, in each case, the Company shall, upon request of the Holder, redeem this Note in cash for 150% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of this Note (together with the amount of accrued but unpaid interest) into Conversion Shares immediately prior to such Sale Event at the Conversion Price.

Second Note (Backend)	Exhibit B

(e) In case of any Sale Event (not to include a sale of all or substantially all of the Company's assets) in connection with which this Note is not redeemed or converted, the Company shall cause an effective provision to be made to allow the Holder of this Note the right thereafter, by converting this Note, to purchase or convert this Note into the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation or merger by a holder of the number of Conversion Shares that could have been issued upon conversion of the Note and at the same Conversion Price defined in this Note immediately prior to such Sale Event. The foregoing shall similarly apply to successive Sale Events. If the consideration received by the holders of the Company's common stock is other than cash, the value shall be as determined by the board of directors of the Company or successor person or entity acting in good faith.

5. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, rate, and in the form, herein prescribed.

6. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.

7. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees and expenses, that may be incurred by the Holder in collecting any amount due under this Note.

8. If one or more of the following described "Events of Default" shall occur:

(a) the Company shall default in the payment of principal or interest on this Note or any other note issued to the Holder by the Company;

(b) any of the representations or warranties made by the Company herein or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, or the Securities Purchase Agreement under which this Note was issued, shall be false or misleading in any respect;

(c) the Company shall fail to perform or observe, in any respect, any covenant, term, provision, condition, agreement, or obligation of the Company under this Note or any other note issued to the Holder;

(d) the Company shall: (i) become insolvent; (ii) admit in writing its inability to pay its debts generally as they mature; (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (iv) apply for or consent to the appointment of a trustee, liquidator, or receiver for its or for a substantial part of its property or business; (v) file a petition for bankruptcy relief, consent to the filing of such petition, or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable;

(e) a trustee, liquidator, or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within 60 days after such appointment;

Second Note (Backend)	Exhibit B

(f) any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company;

(g) one or more money judgments, writs or warrants of attachment, or similar process, in excess of $25,000 in the aggregate, shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded, or unstayed for a period of 15 days or in any event later than five days prior to the date of any proposed sale thereunder;

(h) the Company shall have defaulted on or breached any term of any other note or similar debt instrument into which the Company has entered and failed to cure such default within the appropriate grace period;

(i) the Company shall have its common stock delisted from a market (including the OTCQB marketplace) or, if the common stock trades on an Exchange, then trading in the common stock shall be suspended for more than 10 consecutive days;

(j) if a majority of the members of the board of directors of the Company on the date hereof are no longer serving as members of the Board;

(k) the Company shall not deliver to the Holder the Conversion Shares pursuant to Section 4 herein, without restrictive legend, within three business days of its receipt of a Notice of Conversion;

(l) the Company shall not replenish the reserve set forth in Section 12, within three business days of the request of the Holder;

(m) the Company shall not be "current" in its filings with the U.S. Securities and Exchange Commission; or

(n) the Company shall lose the "bid" price for its stock and a market (including the OTCQB marketplace or other Exchange); then, or at any time thereafter, unless cured within 10 days, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest, or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. Upon an Event of Default, interest shall accrue at a default interest rate of 15% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. In the event of a breach of Section 8(k) and the Conversion Shares are not issued within three days, the penalty shall be $1,000 per day beginning on the 4th day after the Conversion Notice was delivered to the Company. This penalty shall increase to $2,000 per day beginning on the 10th day. The penalty for a breach of Section 8(n) shall be an increase of the outstanding principal amounts by 200%. In case of a breach of Section 8(i), the outstanding principal due under this Note shall increase by 200%. If this Note is not paid on or within 10 business days of the Maturity Date, the outstanding principal due under this Note shall increase by 200%.

Second Note (Backend)	Exhibit B

If the Holder shall commence and prevail in an action or proceeding to enforce any provisions of this Note, the Holder shall be reimbursed by the Company for its attorneys' fees and other costs and expenses incurred in the investigation, preparation, and prosecution of such action or proceeding.

9. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

10. Neither this Note nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the Company and the Holder.

11. The Company represents that it is not a "shell" issuer and has never been a "shell" issuer or that if it previously has been a "shell" issuer, that at least 12 months have passed since the Company has reported Form 10 type information indicating it is no longer a "shell" issuer. The Company will instruct its counsel to write a Rule 144-3(a)(9) opinion to allow for salability of the Conversion Shares or accept such an opinion from Holder's counsel.

12. The Company shall issue irrevocable transfer agent instructions reserving 1,000,000 shares of its common stock for conversions under this Note (the "Share Reserve"). The Share Reserve shall be replenished as needed to allow for conversions of this Note. Upon full conversion of this Note, any shares remaining shall be released from the Share Reserve. The Company shall pay all costs associated with issuing and delivering the Conversion Shares.

13. The Company will give the Holder direct notice of any corporate actions, including name changes, stock splits, recapitalizations etc. This notice shall be given to the Holder as soon as possible under law.

14. This Note shall be governed by and construed in accordance with the laws of California applicable to contracts made and wholly to be performed within the state of California and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the state of California. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

Second Note (Backend)	Exhibit B

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized.

Dated: March 18, 2016

CANNASYS, INC.

By: ___________________________
Michael A. Tew, Chief Executive Officer

Second Note (Backend)	Exhibit B
EXHIBIT A

NOTICE OF CONVERSION

(to be executed by the registered holder in order to convert the note)

The undersigned hereby irrevocably elects to convert $___________ of the above Note into _________ shares of common stock of Cannasys, Inc. ("Conversion Shares") according to the conditions set forth in such Note, as of the date written below. If the Conversion Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion:

Applicable Conversion Price:

Signature:

Shares are to be registered in the following name:

Name:

Address:

EIN:

Shares are to be sent to the following account:

Account Name:

Address:

Buyer Note	Exhibit C

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE 1933 ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. LENDER SHOULD BE AWARE THAT IT MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

$50,000
KODIAK CAPITAL GROUP, LLC
COLLATERALIZED SECURED PROMISSORY NOTE
BACK END NOTE
ISSUE DATE:  MARCH 18, 2016

FOR VALUE RECEIVED, Kodiak Capital Group, LLC, a Delaware limited liability company (the "Company"), hereby absolutely and unconditionally promises to pay to CannaSys, Inc. (the "Lender"), or order, the principal amount of Fifty Thousand Dollars ($50,000) no later than December 18, 2016, unless the Lender does not meet the "current information requirements" required under Rule 144 of the 1933 Act, in which case the Company may declare the offsetting Second Note (as defined below) issued by the Lender on the same date herewith to be in default (as defined in that note) and cross cancel its payment obligations under this Note as well as the Lender's payment obligations under the offsetting note. This Note is issued under the terms and conditions of the Securities Purchase Agreement between the Company and Lender of even date herewith (the "SPA") and is the "Buyer Note" as defined in the SPA. The capitalized terms used in this Note and not otherwise defined herein have the meanings given them in the SPA.

1. Repayments and Prepayments; Security.

a. All principal under this Note shall be due and payable no later than March 18, 2017, unless the Lender does not meet the "current information requirements" required under Rule 144 of the 1933 Act, in which case the Company may declare the Second Note (as defined below) to be in default (as defined in the Second Note) and cross cancel its payment obligations under this Note as well as the Lender's payment obligations under the Second Note.

b. The Company may pay this Note on written request by Lender. This Note may not be assigned by the Lender, except by operation of law.

c. This Note is subject to the terms and conditions of the SPA and is secured by the pledge of the $50,000 12% Convertible Redeemable Promissory Note issued to the Company by the Lender on even date herewith (the "Second Note"). The Company may exchange this collateral for other collateral with an appraised value of at least $50,000, by providing five days' prior written notice to the Lender. If the Lender does not object to the substitution of collateral in that five-day period, such substitution of collateral shall be deemed to have been accepted by the Lender. All collateral shall be retained by Disruptive Ventures, LLC, a Delaware limited liability company with offices at 260 Newport Center Drive, Newport Beach, CA 92660 which shall act as the escrow agent for the collateral for the benefit of the Lender. The Company may not effect any conversions under the Second Note until it has made full cash payment for the portion of the Second Note being converted.

Buyer Note	Exhibit C

2. Events of Default; Acceleration.

a. The principal amount of this Note is subject to prepayment, in whole or in part, upon the occurrence and during the continuance of any of the following events (each, an "Event of Default"): the initiation of any bankruptcy, insolvency, moratorium, receivership, or reorganization by or against the Company or a general assignment of assets by the Company for the benefit of creditors. Upon the occurrence of an Event of Default, the entire unpaid principal balance of this Note and all of the unpaid interest accrued thereon shall be immediately due and payable. The Company may offset amounts due to the Lender under this Note by similar amounts that may be due to the Company by the Lender resulting from breaches under the Second Note.

b. No remedy herein conferred upon the Lender is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to every other remedy hereunder, now or hereafter existing at law, in equity, or otherwise. The Company accepts and agrees that this Note is a full-recourse note and that the Lender may exercise any and all remedies available to it under law.

3. Notices. All notices, demands, requests, reports, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given as of the date so delivered, if personally delivered; as of the date so sent, if sent by electronic mail and receipt is acknowledged by the recipient; one day after the date so sent, if delivered by overnight delivery service; or three days after the date so mailed, if mailed by U.S. mail, in which event it may be mailed by first-class, certified or registered, return receipt requested, postage prepaid, addressed: (i) if to Lender, at the address Lender shall have furnished the Company in writing; and (ii) if to the Company, at the address Company shall have furnished to Lender in writing.

4. Miscellaneous.

a. Neither this Note nor any provisions hereof may be changed, waived, discharged, or terminated orally other than by a written instrument signed by the Company and Lender.

b. No failure or delay by the Lender to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege preclude any other right, power, or privilege. The provisions of this Note are severable and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction. This Note expresses the entire understanding of the parties respecting the transactions contemplated hereby. The Company and every endorser and guarantor of this Note regardless of the time, order, or place of signing hereby waives presentment, demand, protest, and notice of every kind, and assents to any extension or postponement of the time for payment or any other indulgence, to any substitution, exchange, or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

c. If Lender retains an attorney for collection of this Note, or if any suit or proceeding is brought for the recovery of all, or any part of, or for protection of the indebtedness respected by this Note, then the Company agrees to pay all costs and expenses of the suit or proceeding, or any appeal thereof, incurred by the Lender, including without limitation, reasonable attorneys' fees.

d. This Note shall for all purposes be governed by, and construed in accordance with, the laws of the state of California (without reference to conflict of laws).

e. This Note shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Lender's successors and assigns.

Buyer Note	Exhibit C

IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officer to take effect as of the date first hereinabove written.

KODIAK CAPITAL GROUP, LLC.

By:
Name:
Its: